UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2007

INTER-TEL (DELAWARE), INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 23, 2007, Inter-Tel (Delaware), Incorporated issued a press release announcing that the Company does not expect to achieve the 2007 financial results reflected in the financial projections included in its proxy statement dated May 29, 2007 relating to the proposed acquisition of Inter-Tel by Mitel Networks Corporation for $25.60 per share in cash.

The press release issued by Inter-Tel is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated July 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL (DELAWARE), INCORPORATED

Date: July 23, 2007	By:	/s/ Norman Stout
	Name:	Norman Stout
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 23, 2007